UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 7, 2024

BLACKBOXSTOCKS INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41051	45-3598066
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1485, Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 726-9203

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BLBX	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Stockholder Director Nominations.

The Board of Directors of Blackboxstocks Inc. (the “Company”) has fixed December 27, 2024, as the date for the 2024 Annual Meeting of the Stockholders (the “2024 Annual Meeting”), and the close of business on October 28, 2024, as the record date for determining stockholders entitled to receive notice of, and vote at, the 2024 Annual Meeting. Time and location information for the 2024 Annual Meeting will be set forth in the Company’s proxy statement for the 2024 Annual Meeting, which will be filed prior to the 2024 Annual Meeting with the Securities and Exchange Commission (“SEC”).

Deadlines for submission of nominations and stockholder proposals are set out below. Please refer to the Company’s Amended and Restated Bylaws (the “Bylaws”) for additional information. The Bylaws were filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 19, 2022.

In accordance with the rules of the Securities and Exchange Commission (the “SEC”) and the Company’s Bylaws, any stockholder proposal intended to be considered for inclusion in the Company’s proxy materials for the 2024 Annual Meeting must have been delivered to, or mailed to and received at, the Company’s principal executive offices located at 5430 LBJ Freeway, Suite 1485, Dallas, Texas 75240, Attention: Secretary, on or before the close of business on September 30,2024, which represents the date that is 90 days prior to December 29, 2024, the one-year anniversary of the 2023 Annual Meeting of the Stockholders. In addition to complying with this deadline, stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2024 Annual Meeting must also comply with all applicable rules and regulations promulgated by the SEC under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 9, 2024	Blackboxstocks Inc.

	By:	/s/ Gust Kepler
Gust Kepler President and Chief Executive Officer